UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                          RED GIANT ENTERTAINMENT, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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

                          RED GIANT ENTERTAINMENT, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF RED GIANT ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of Red Giant Entertainment, Inc., a Nevada corporation, that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the "Written Consent") has been executed and will be effective 20 calendar days from the date of mailing this Information Statement to you. The Written Consent authorizes the following corporate actions:

     1) To approve the re-election of five members of the Board of Directors (the "Board"), each to hold office until the election and qualification of his or her successor, or until his or her earlier death, removal or resignation;

     2) To approve and ratify the selection of Messineo & Co., CPAs, LLC as our independent auditors for the fiscal year ending August 31, 2014;

     3) To approve the filing of a Certificate of Amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share (our "Common Stock") from 900,000,000 to 3,000,000,000;

     4) To approve adoption of our 2013 Stock Option Plan adopted by the Board on December 24, 2013 (the "2013 Stock Option Plan");

     5) To cast an advisory vote approving the compensation of our named executive officers; and

     6) To cast an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers to be every three years.

The required consent of at least a majority of the votes allocated to our voting shares was given for each of the actions listed above.

The Board believes it would not be in the best interests of our company and our stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board has determined not to call an Annual Meeting of Stockholders, and none will be held this year. A copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on December 4, 2013 for the fiscal year ended August 31, 2013 (our "Annual Report"), accompanies this Notice.

The Board has fixed the close of business on December 24, 2013 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement, which is expected to be first mailed on or about January 3, 2014. Stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized under the Nevada Revised Statutes, our Articles of Incorporation or our Bylaws with respect to any matters being authorized.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              INFORMATION STATEMENT

                          RED GIANT ENTERTAINMENT, INC.
                            614 E. HWY 50, SUITE 235
                             CLERMONT, FLORIDA 34711

This information statement is being furnished on or about January 3, 2014 by the Board of Directors (the "Board") of Red Giant Entertainment, Inc., a Nevada corporation ("we," "us," and "our" generally refers to Red Giant Entertainment, Inc., and our wholly owned subsidiaries) to the holders of record of our issued and outstanding common stock, par value $0.0001, ("Common Stock" or "Voting Shares") as of the close of business on December 24, 2013 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On December 24, 2013, the Board deemed it in our best interests to take the actions listed below and pursuant to Nevada Revised Statutes Section 78.390 approved the filing of a Certificate of Amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share (our "Common Stock") from 900,000,000 to 3,000,000,000 (the "Amendment"):

     1) To approve the re-election of five members of the Board of Directors (the "Board"), each to hold office until the election and qualification of his or her successor, or until his or her earlier death, removal or resignation;

     2) To approve and ratify the selection of Messineo & Co., CPAs, LLC as our independent auditors for the fiscal year ending August 31, 2014;

     3)   To approve the filing of the Amendment;

     4) To approve adoption of our 2013 Stock Option Plan adopted by the Board on December 24, 2013 (the "2013 Stock Option Plan");

     5) To cast an advisory vote approving the compensation of our named executive officers; and

     6) To cast an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers to be every three years.

We are also providing notice to our stockholders that certain of our stockholders took action as described below by Majority Written Consent in Lieu of an Annual Meeting of Stockholders, a copy of which is attached hereto as Exhibit A (the "Written Consent"). The purpose of this Information Statement is to inform holders of Voting Shares that the Board considers the following actions to be in the best interests of us and our stockholders and that a majority of the votes allocated to the Voting Shares has taken the following actions by the Written Consent to be effective 20 calendar days from the date of mailing this Information Statement to you:

As of the Record Date, there were 490,234,199 shares of Common Stock outstanding, with one vote per share.

Under Section 78.320 of the Nevada Revised Statutes, the written consent of stockholders holding a majority of the voting power allocated to our Voting Shares may be substituted for an annual meeting of the stockholders. Based on the foregoing and in order to eliminate the costs involved in holding an annual meeting, the Board has determined not to call an Annual Meeting of Stockholders and none will be held this year. A copy of our Annual Report on Form 10-K filed on December 4, 2013 for the fiscal year ended August 31, 2013, including audited consolidated financial statements (our "Annual Report"), accompanies this Information Statement.

We will only deliver one copy of this Information Statement and our Annual Report to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and our Annual Report and any future Annual Reports and Information Statements to any security holder at a shared address to which a single copy of this Information Statement and our Annual Report was delivered, or deliver a single copy of this Information Statement, our Annual Report, and any future Annual Reports and Information Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: 614 E. Hwy 50, Suite 235, Clermont, Florida 34711; telephone number: (866) 926-6427.

                     INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Amended and Restated Bylaws (our "Bylaws") and the Nevada Revised Statutes, a vote by the holders of at least a majority of the votes allocated to the Voting Shares is required to effect the action described herein. As of the Record Date, there were 490,234,199 Voting Shares issued and outstanding with one vote each, of which 245,117,100 votes were required to pass any stockholder resolutions. The consenting stockholders, who consisted of our officers and directors (the "Consenting Stockholders"), are collectively the record owners of Voting Shares outstanding as of December 24, 2013 with 311,340,600 votes, which represented 63.5% of the votes allocated to the issued and outstanding Voting Shares as of that date. Pursuant to the Nevada Revised Statutes, the Consenting Stockholders voted in favor of the actions described herein by the Written Consent. There are no cumulative voting rights. No consideration was paid for the consent. The Consenting Stockholders' affiliations with us and beneficial holdings are set forth below under "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of Common Stock owned of record and beneficially by (i) each of our named executive officers and directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all directors and officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock are deemed to be outstanding and to be beneficially owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 calendar days of the date of this Information Statement.

Unless otherwise indicated below, the address of each beneficial owner is c/o Red Giant Entertainment, Inc., 614 Hwy. 50, Suite 235, Clermont, Florida 34711. Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the stockholder's name. All calculations are based on 490,234,199 shares of common stock outstanding as of the Record Date.

                                                                  Number of Shares          Percent of
Name of Beneficial Owner                                           of Common Stock            Class
------------------------                                           ---------------            -----
Benny R. Powell, Chief Executive Officer, President,
Chief Financial Officer, Secretary, Director                        146,801,600 (1)           29.95%

David Campiti, Chief Operations Officer, Director                     43,300,000               9.46%

Chris Crosby, Chief Technology Officer, Director                      34,640,000               7.57%

Isen Robbins, Chief Intellectual Property Officer,
Director                                                              43,300,000               9.46%

Aimee Schoof, Chief Business Development Officer,
Director                                                              43,300,000               9.46%

All executive officers (including named executive officers)
and directors as a group (five persons)                              311,340,600              63.51%

Iconic Holdings, LLC
7200 Wisconsin Ave., Suite 260
Bethesda, Maryland 20814                                             53,579,568 (2)            9.99%

WHC Capital, LLC
303 Merrick Road, Suite 504
Lynbrook, NY 11563                                                   54,409,950 (3)            9.99%

Asher Enterprises, Inc.
1 Linden Place, Suite 207
Great Neck, NY 11021                                                 34,674,330 (4)               6.61%

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1.   Includes 35,000,000 shares pledged as security to WHC to secure the
     Debenture. While Mr. Powell shares investment power over such shares, he retains voting rights in such shares unless we default on the 12% Secured Convertible Debenture (the "Debenture").
2. Includes 46,099,820 shares of common stock issuable upon conversion at Iconic's option of $125,000 in principal under the Iconic Note. The Iconic
     Note is convertible into common stock at 60% of the lowest trading price during the ten consecutive trading days prior to the date of conversion, subject to a maximum beneficial ownership of 9.99% (the calculation in this Registration Statement is based on a purchase price equal to $0.0027 per share (60% of $0.0045, the lowest price for the ten trading days prior to December 24, 2013 and represents the maximum beneficial ownership of 9.99%). The calculation presented herein does not include (i) interest convertible at the rate set forth above; or (ii) shares we may sell to Iconic under the Securities Purchase Agreement upon meeting certain conditions.
3. Consists of shares issuable upon conversion of the Debenture at WHC's option of up to $232,400 in principal and any interest under the Debenture convertible into common stock at 60% of the lowest trading price during the ten consecutive trading days prior to the date of conversion, subject to a maximum beneficial ownership of 9.99% (the calculation in this Registration Statement is based on a purchase price equal to $0.0027 per share (60% of $0.0045, the lowest price for the ten trading days prior to December 24, 2013 and represents the maximum beneficial ownership of 9.99%. The calculation presented herein does not include interest convertible at the rate set forth above.
4. Consists of shares of common stock issuable upon conversion at Asher's option of up to $90,500 in principal and any interest under the Debenture convertible into common stock at 58% of the lowest trading price during the ten consecutive trading days prior to the date of conversion, subject to a maximum beneficial ownership of 9.99% (the calculation in this Registration Statement is based on a purchase price equal to $0.0026 per share (58% of $0.0045, the lowest price for the ten trading days prior to December 24,
     2013) and represents the maximum beneficial ownership of 9.99%). The calculation presented herein does not include interest convertible at the rate set forth above.

                         ITEM 1 - ELECTION OF DIRECTORS

GENERAL

Pursuant to our Articles of Incorporation, the holders of our Voting Shares may elect our directors. All nominees have advised us that they are able and willing to serve as directors until the 2014 Annual Meeting or until their respective successors are elected and qualified. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director, an officer, or a nominee.

There are no family relationships among our directors and officers. All directors are elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified.

The Board has no standing committees and acts as its own nominating, compensation and internal audit committee as it believes that the functions of such committees can be adequately performed by the Board. All members of the Board participate in the consideration of director nominees and of executive officer and director compensation. We have no qualified financial expert at this time because we have not been able to identify or retain a qualified candidate.

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that we and our stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances. We currently have no independent directors. We apply the definition of "independent director" provided under the Listing Rules of The NASDAQ Stock Market LLC ("NASDAQ"). Under NASDAQ rules, the Board has considered all relevant facts and circumstances regarding our directors and has affirmatively determined that none of the directors serving on the Board are independent of us under NASDAQ rules, as each director also serves as an officer of us. The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.

The Board has not formally established any criteria for Board membership. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. In conducting this assessment, the Board considers skills, knowledge, diversity, experience, and such other factors as it deems appropriate given the current needs of the Board and us, to maintain a balance of knowledge, experience and capability.

The Board does not have a formal process for stockholders to send communications to the Board, including recommendations of director candidates. The names of all of our directors, all of whom are also our executive officers, are available in this Information Statement. Given the infrequency of stockholder communications to the Board, and given that the majority of the Voting Shares is held by our directors, the Board does not believe a formal process is necessary. The Board will consider, from time to time, whether adoption of a formal process for such stockholder communications has become necessary or appropriate. Director nominations and other communications may be submitted by a stockholder by sending such communications to any member of Board care of us at 614 E. Hwy 50, Suite 235, Clermont, Florida 34711, marked to the attention of an individual director's name or to the Chairman of the Board.

The Board reviews the qualities of the Board members as a group, including the diversity of the Board's career experiences, viewpoints, company affiliations, expertise with respect to the various facets of our business operations and business experiences. The Board has not adopted a formal policy and did not employ any particular benchmarks with respect to these qualities, but was mindful of achieving an appropriate balance of these qualities with respect to the Board as a whole. Moreover, the Board considered each nominee's overall service to us during the previous term, each nominee's personal integrity and willingness to apply sound and independent business judgment with respect to our matters, as well as the individual experience of each director noted within their biographies below.

DIRECTORS

The following table sets forth the names, ages and current positions of the directors elected by the Written Consent:

Name                    Age                       Position(s)
----                    ---                       -----------
Benny R. Powell         40   Chief Executive Officer, President, Chief Financial
                             Officer, Secretary, Director

David Campiti           55   Chief Operating Officer, Director

Chris Crosby            36   Chief Technology Officer, Director

Isen Robbins            45   Chief Intellectual Property Officer, Director

Aimee Schoof            42   Chief Business Development Officer, Director

MEETINGS OF THE BOARD

The Board held ten meetings by teleconference from March through August 2013. All directors attended 100% of such meetings of the Board. Although the Board has not adopted a formal policy, all directors are expected to attend each annual meeting of stockholders.

DIRECTORS AND EXECUTIVE OFFICERS

BENNY R. POWELL, CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER, SECRETARY, AND DIRECTOR. Mr. Powell has served as our Chief Executive Officer, President, Chief Financial Officer, and Secretary, and as a member of the Board, since June 11, 2012. Mr. Powell was the founder of Red Giant Entertainment, Inc., a Florida corporation (acquired by us in June 2012) and served as its Chief Executive Officer from formation in January 2011. He also founded and has served as Chief Executive Officer of Active Media Publishing, LLC ("Active Media") from May 2003 to present. From November 2002 to June 2007, Mr. Powell also served as CEO for Total Solutions Marketing, LLC, a full service marketing company. From January 1995 to February 1999, Mr. Powell worked as a writer at Marvel Comics Group. Mr. Powell is a co-owner of several of properties, including without limitation Duel Identity(TM), Katrina(TM), Wayward Sons(TM)(TM)and Wayward Sons: Legends(TM).

DAVID CAMPITI, CHIEF OPERATIONS OFFICER AND DIRECTOR. Mr. Campiti has served as our Chief Operations Officer and a member of the Board since March 5, 2013. He has also served as CEO and Global Talent Supervisor for Glass House Graphics, a sole proprietorship professional services firm dba Studio Sakka Graphics & Animation, Art & Comics Store, and The Academy of Comic Book Arts that provides development and organizational services as well as illustrators, writers, painters and designers, since 1993. Mr. Campiti oversees two Glass House Graphics offices in Brazil; one in Manila, Philippines; one in New Delhi, India; two locations in Indonesia, and one in Europe--coordinating creative services from a roster of more than 120 talents worldwide to produce animation, art, and digital graphics for scores of clients.

Mr. Campiti has over 30 years of experience in the comic book industry, including writing for DC Comics, and helped launch Amazing Comics, Wonder Color Comics, Pied Piper Press, Eternity Comics, New Sirius Productions (both Sirius Comics and Prelude Graphics), and other companies. Mr. Campiti is a co-owner of several properties featured on our website, including without limitation Banzai Girl(TM), Exposure(TM), Jade Warriors(TM), Pandora's Blog(TM), The Shadow Children(TM), and Journey to Magika(TM), which he also produced as an animated film. Journey to Magika previewed at Tribeca Film Festival and is due for release in 2014.

CHRIS CROSBY, CHIEF TECHNOLOGY OFFICER AND DIRECTOR. Mr. Crosby has served as our Chief Technology Officer and a member of the Board since March 1, 2013. He has also co-founded Keenspot Entertainment ("Keenspot"), our strategic partner, in March 2000 and Blatant Comics, an independent comic book publisher, in July 1997. Mr. Crosby has served as CEO of Keenspot and as Vice President and Editor-in-Chief of Blatant Comics since such companies' respective founding dates. Mr. Crosby has over 20 years experience in the comic book industry, and in 1994 he became one of the first creators to step into the new world of online comics. In 1999, he launched one of the first daily online-exclusive comic strips, Superosity(TM). Mr. Crosby is the creator or co-creator of several properties featured on our website and owned by Keenspot and its affiliates, including without limitation Crow Scare(TM), The First Daughter(TM), Godmode(TM), Last Blood(TM), Sore Thumbs(TM), and Wicked Powered(TM).

ISEN ROBBINS, CHIEF INTELLECTUAL PROPERTY OFFICER AND DIRECTOR. Mr. Robbins has served as our Chief Intellectual Property Officer and a member of the Board since March 5, 2013. Mr. Robbins also co-founded Intrinsic Value Films ("Intrinsic") in 1998 and has served as a Co-CEO of Intrinsic since that time. He has produced more than 30 feature films, including seven that premiered at the Sundance Film Festival, four at the Tribeca Film Festival, three at SXSW, and one at each of the Toronto, Venice, New Directors/ New Films, and Berlin Film Festivals. Intrinsic's films have been distributed worldwide and have won many awards and been honored with numerous accolades, including winning the Sundance Special Grand Jury prize, and being nominated for two Gotham and four Independent Spirit awards.

Mr. Robbins has received a producer credit on the following films: Blue Caprice (Isaiah Washington, Tim Blake Nelson, Joey Lauren Adams), Run (William Moseley, Kelsey Chow, Adrian Pasdar, Eric Roberts), Alphabet Killer (Eliza Dushku, Cary Elwes, Timothy Hutton), XX/XY (Mark Ruffalo, Kathlean Robertson), Skeptic (Zoe Saldana, Tom Arnold, Timothy Daly), Anything but Love (Andrew McCarthy, Eartha
Kitt), Hebrew Hammer (Judy Greer, Adam Goldberg, Andy Dick, Mario Van Peebles), Brother to Brother (Anthony Mackie, Daniel Sunjata, Aunjanue Ellis) and M.I.A (Danny Glover, Ron Perlman, Linda Hamilton and David Strathairn).

AIMEE SCHOOF, CHIEF BUSINESS DEVELOPMENT OFFICER AND DIRECTOR. Ms. Schoof has served as our Chief Business Development Officer and a member of the Board since March 5, 2013. Ms. Schoof also co-founded Intrinsic in 1998 and has served as a Co-CEO of Intrinsic since that time. She has produced more than 30 feature films, including seven that premiered at the Sundance Film Festival, four at the Tribeca Film Festival, three at SXSW, and one at each of the Toronto, Venice, New Directors/ New Films, and Berlin Film Festivals. Intrinsic's films have been distributed worldwide and have won many awards and been honored with numerous accolades, including winning the Sundance Special Grand Jury prize, and being nominated for two Gotham and four Independent Spirit awards.

Ms. Schoof has received a producer credit on the following films: Blue Caprice (Isiaiah Washington, Tim Blake Nelson, Joey Lauren Adams), Run (William Moseley, Kelsey Chow, Adrian Pasdar, Eric Roberts) Alphabet Killer (Eliza Dushku, Cary Elwes, Timothy Hutton), XX/XY (Mark Ruffalo, Kathlean Robertson), Skeptic (Zoe Saldana, Tom Arnold, Timothy Daly), Anything but Love (Andrew McCarthy, Eartha
Kitt), Hebrew Hammer (Judy Greer, Adam Goldberg, Andy Dick, Mario Van Peebles), Brother to Brother (Anthony Mackie, Daniel Sunjata, Aunjanue Ellis) and M.I.A (Danny Glover, Ron Perlman, Linda Hamilton and David Strathairn).

Ms. Schoof founded a nonprofit called AmaYoga in 2010 which creates yoga programs in homeless shelters and transitional housing around Los Angeles, California. Aimee has also mentored film students through The Film and Radio Recording Connection Mentoring program since 2009.

EXECUTIVE COMPENSATION

Set forth below is a summary of compensation for our officers for all services rendered in all capacities to us. There have been no annuity, pension or retirement benefits ever paid to our officers, directors or employees.

With the exception of reimbursement of expenses incurred by our principal executive officer during the scope of his employment or service as a director, and unless expressly stated otherwise in a footnote below, our executive officers did not receive any other compensation.

SUMMARY COMPENSATION TABLE

                                        Fiscal
                                         Year
                                        ended                         Stock            All Other
Name and Principal Position            August 31     Salary ($)      Awards ($)     Compensation ($)    Total ($)
---------------------------            ---------     ----------      ----------     ----------------    ---------
Benny R. Powell, Chief Executive         2013        $48,781               -0-           -0- (1)        $48,781
Officer, President, Chief Financial      2012             -0-              -0-           -0-                 -0-
Officer, Secretary, Director

David Campiti, Chief Operations
Officer, Director (2)                    2013             -0- (3)          -0- (4)       -0- (5)             -0- (4)

Chris Crosby, Chief Technology
Officer, Director (5)                    2013             -0- (3,6)        -0- (7)       -0-                 -0- (7)

Isen Robbins, Chief Intellectual
Property Officer, Director (2)           2013             -0- (3)          -0- (4)       -0-                 -0- (4)

Aimee Schoof, Chief Business
Development Officer, Director (2)        2013             -0- (3)          -0- (4)       -0-                 -0- (4)

----------
1. We have also transacted business with our officers and their other businesses as set forth under "Management--Related Transactions."
2.   Appointed as an officer and director on March 5, 2013.
3. We have entered into independent contractor agreements with each of Ms. Schoof and Messrs. Campiti, Crosby and Robbins, each dated October 25, 2013, under which each such officer will be entitled to $18,000 per year in salary for services provided.
4. Each of Mr. Campiti, Mr. Isen and Ms. Schoof received 43,300,000 shares of our common stock directly from Mr. Powell for services to be rendered as a director.
5.   Appointed as an officer and director on March 1, 2013.
6. As of December 2013, Mr. Crosby shall also receive $1,500 per month for web editing services provided to us.
7. Mr. Crosby received 34,140,000 shares of our common stock directly from Mr. Powell for services to be rendered as a director.

INDEPENDENT CONTRACTOR AGREEMENTS

On October 25, 2013, we entered into an Independent Contractor Agreement with each of our officers other than Benny R. Powell. Under such Independent Contractor Agreements, we have agreed to pay each of Ms. Schoof and Messrs. Campiti, Crosby and Isen $18,000 per year in monthly increments of $1,500. The Independent Contractor Agreements have an initial term of one year and renews automatically for subsequent one year terms unless terminated. The Independent Contractor Agreements provide that our officers may perform services for other companies.

We have no written agreement with Benny R. Powell, but we have paid $48,781 in salary compensation to Mr. Powell for services provided in the fiscal year ended August 31, 2013. We contemplate paying Benny R. Powell a monthly salary of $5,000 per month in the future.

We reserve the right to engage our officers and directors, or their affiliates, to perform services to us and compensate them for such services, other than as required to be performed under any employment or independent contractor agreement with them, or as generally required of persons in their offices, at rates no greater than we expect to pay an unrelated third party with comparable experience and quality.

Furthermore, none of our officers or directors is required to spend all of their time and resources on us and each are involved in other companies. See our officers' and directors' biographies above.

OTHER COMPENSATION

We do not have any retirement, pension, profit-sharing, stock options or insurance programs for the benefit of our employees other than the 2013 Stock Option Plan described below under "Item 4--Adoption of 2013 Stock Option Plan."

As of the date of this Information Statement, we have not granted any stock options.

DIRECTOR COMPENSATION

Our directors are not compensated for their services, but are entitled for reimbursement of expenses incurred in attending Board meetings.

TRANSACTIONS WITH RELATED PERSONS

We have not entered into any material transactions with any director, executive officer, promoter, security holder who is a beneficial owner of 5% or more of our common stock, or any immediate family member of such persons other than as set forth below. In the future, we intend to enter into agreements with our officers and directors and their affiliates to obtain co-ownership or other rights to properties that our officers and their affiliates have allowed us to showcase on our website and will disclose any material agreements at the time we enter into any such agreements as required under the Exchange Act.

PRINTING AGREEMENT WITH ACTIVE MEDIA

On March 13, 2013, we entered into a Printing Agreement with Active Media, an entity controlled by our Chief Executive Officer, President, Chief Financial Officer, Secretary, and a member of the Board, Benny R. Powell. This Printing Agreement reduces to writing the oral understanding between us and Active Media under which Active Media agreed to provide printing services to us at near cost prices on a non-exclusive basis. We paid an aggregate of $115,665.28 to Active Media in the fiscal year ended August 31, 2013.

EXCLUSIVE WEB PUBLISHING CONTRACT WITH KEENSPOT

We have published properties online through websites hosted by Keenspot under an Exclusive Web Publishing Contract dated June 30, 2010 between Benny R. Powell and Keenspot, a general partnership co-founded by Chris Crosby, our Chief Technology Officer and a member of the Board, co-founded, in which Mr. Crosby serves as Chief Executive Officer. Under this Agreement, Keenspot sells advertising on websites featuring our properties at an agreed upon cost per thousand verified impressions (CPM) to our Keenspot sites whereby advertisers pay based on the number of times the target audience is exposed to the advertisement. The particular CPM rate varies based upon bids by advertisers and other customary factors. In exchange for providing advertising, hosting, IT, and sales management services, Keenspot receives a 50% commission on advertising revenue. In the fiscal years ended August 31, 2013 and 2012, Keenspot received $6,785 and $9,975, respectively from this agreement.

STOCK EXCHANGE AGREEMENT WITH COMICGENESIS, LLC ("COMICGENESIS")

In March 2013, we entered into a Stock Exchange Agreement with ComicGenesis, a limited liability company owned at that time by Chris Crosby, our Chief Technology Officer and member of the Board, under which we acquired 5,000,000 shares of ComicGenesis from Mr. Crosby in exchange for 500,000 shares of our common stock from shares held by our President, Benny R. Powell. ComicGenesis was not valued, as it was essentially an inactive entity.

Shares exchanged for ComicGenesis were valued at a fair market value of $45,000, the fair market value of our stock at the date of exchange. The shares exchanged were contributed by Mr. Powell and the related indebtedness was forgiven to us as a contribution of capital. The related investment in ComicGenesis is eliminated in consolidation.

OTHER ARRANGEMENTS WITH OFFICERS

During the fiscal year ending August 31, 2013, Benny R. Powell, our President and Chief Executive Officer, has advanced assets in the amount of $39,187 to us, which includes transfer of 3 million shares of common stock, personally held, to an unrelated vendor for securing services. Those services were valued at $36,000, per the agreement and the fair value of the stock at the date of the exchange. As of August 31, 2013 and 2012, we were indebted to Mr. Powell in the amount of $39,187 and $0, respectively.

Our officers provide office and storage space to us at no charge through their other ventures.

We also from time to time have retained Glass House Graphics, a sole proprietorship owned by David Campiti, our Chief Operating Officer and a member of the Board, to provide creative services for us. We paid an aggregate of $2,035 to Glass House Graphics in the fiscal year ended August 31, 2013.

As of December 2013, we have retained Chris Crosby, one of our officers and directors, to also serve as our web editor for our webcomics. Mr. Crosby will be compensated $1,500 per month for his web editing services, which we believe to be substantially less than what we would pay for an independent third party to provide such services.

We have not adopted formal written policies and procedures specifically for related party transactions. The Board is responsible to approve all related party transactions.

                        ITEM 2 - APPOINTMENT OF AUDITORS

The Board has approved the re-appointment of Messineo & Co., CPAs, LLC, as our independent auditors for our fiscal year ending August 31, 2013. Messineo & Co., CPAs, LLC has served as our independent auditors since May 10, 2013.

CHANGES IN CERTIFYING ACCOUNTANT

On April 3, 2013, we were informed that our registered independent public accountant prior to such date, MartinelliMick PLLC, of Spokane, Washington, ("MMPLLC") had resigned. MMPLLC's reports on the financial statements for the fiscal year ended August 31, 2012 and on the financial statements for the fiscal year ended December 31, 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that each of such reports contained an explanatory paragraph stating that there was substantial doubt about our ability to continue as a going concern. Through the period covered by the financial audit for the fiscal year ended August 31, 2012 and including the review of financial statements of the quarterly periods through November 30, 2012, there have been no disagreements with MMPLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MMPLLC would have caused them to make reference thereto in their report on the financial statements, except for unresolved issues relating to audit disclosures and the auditors requesting additional information to support the representations previously given to them by us. Through the interim period April 3, 2013 (the date of resignation of MMPLLC), there have been no disagreements with MMPLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MMPLLC, would have caused them to make reference thereto in their report on the financial statements, except for unresolved issues relating to audit disclosures and the auditors requesting additional information to support the representations previously given to them by us.

We believe that any unresolved issues and the subsequently requested information to support the prior representations, if supplied prior to MMPLLC's resignation, would not have resulted in any material change in our financial statements and financial position and our results of operations and cash flow for each of the periods that MMPLLC performed auditing services. We have authorized MMPLLC to respond fully to the inquiries of the successor accountant. During the fiscal years ended August 31, 2012 and December 31, 2011 and the interim period through April 3, 2013, there have been no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K.

We provided a copy of the foregoing disclosures to MMPLLC and requested that MMPLLC furnish us with a letter addressed to the Securities & Exchange Commission stating whether or not MMPLLC agrees with the statements in this Report. A copy of the letter of MMPLLC is attached as Exhibit 16.1 to our Current Report on Form 8-K filed on August 28, 2013.

Following approval by the Board of Directors on April 4, 2013, on April 5, 2013, we engaged Drake, Klein, Messineo, CPAs PA ("DKM") of Clearwater, Florida, as our new registered independent public accountant. During the fiscal years ended August 31, 2012 and December 31, 2011 and prior to April 5, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on our financial statements by DKM, in either case where written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between is and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

On May 10, 2013, we dismissed the registered independent public accountant, Drake Klein Messineo, CPAs, PA, of Clearwater Florida ("DKM") after being informed that the engagement partner of DKM had terminated his employment with DKM and begun practicing under registration of Messineo & Co, CPAs, LLC. DKM has not issued any reports on our financial statements. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period February 28, 2013 there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. Through the interim period May 10, 2013 (the date of dismissal of the former accountant), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

We have authorized DKM to respond fully to the inquiries of the successor accountant. During the interim period through May 10, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

We have provided a copy of the foregoing disclosures to DKM and requested that DKM furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on May 10, 2013.

On May 10, 2013, we engaged Messineo & Co, CPAs LLC ("M&Co") of Clearwater, Florida, as our new registered independent public accountant. During the fiscal years ended August 31, 2012 and December 31, 2011 and prior to May 10, 2013 (the date of the new engagement), we did not consult with M&Co regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on our financial statements by M&Co, in either case where written or oral advice provided by M&Co would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

AUDIT FEES

M&Co. was paid aggregate fees of approximately $12,000 for the fiscal year ended August 31, 2013, DKM was paid aggregate fees of approximately $2,000 for the fiscal year ended August 31, 2013, and MMPLLC was paid aggregate fees of approximately $24,000 and $18,400, respectively, for the fiscal years ended August 31, 2012 and 2013, for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-Q during such fiscal years.

AUDIT RELATED FEES

Neither of our independent registered public accounting firms was paid additional fees for the fiscal years ended August 31, 2013 and August 31, 2012 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

Neither of our independent registered public accounting firms was paid additional fees for the fiscal years ended August 31, 2013 and August 31, 2012 for professional services rendered for tax compliance, tax advice, and tax planning during this fiscal year.

ALL OTHER FEES

Neither of our independent registered public accounting firms was paid any other fees for professional services during the fiscal years ended August 31, 2013 and August 31, 2012.

               ITEM 3 - AMENDMENT OF OUR ARTICLES OF INCORPORATION

On December 24, 2013, the Board approved by unanimous written consent the form of Amendment attached hereto as Exhibit B, subject to stockholder approval, amending our Articles of Incorporation to increase the authorized number of shares of Common Stock from 900,000,000 to 3,000,000,000. Approval for the Amendment was obtained through the Written Consent.

EFFECT OF THE AMENDMENT

The Amendment increases the authorized number of shares of Common Stock. This increase could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult.

PURPOSE OF THE AMENDMENT

The Amendment to increase the authorized number of shares of Common Stock is being made, in part, to enable us to satisfy (i) the reserved but unissued requirements of our currently outstanding convertible notes; (ii) our obligations under a Securities Purchase Agreement (the "Iconic SPA") with Iconic Holdings, LLC ("Iconic") under which we may sell up to $5,000,000 in our common stock to Iconic; and (iii) our obligations under the 2013 Stock Option Plan. The Amendment will also provide us with more flexibility and opportunities to conduct equity financings and acquisitions, and to satisfy reserved but unissued requirements of warrants, options and convertible notes that may be issued in future financing activities.

It is necessary to satisfy the reserve requirements of our currently outstanding convertible notes to issue authorized shares of Common Stock upon the exercise of conversion on such securities and under the Iconic SPA to issue authorized shares of Common Stock upon the sale of Common Stock to Iconic. We believe that having such additional authorized shares available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders' meeting or obtaining written consents to amend the articles of incorporation to increase authorized capital at such later date. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders, we believe that such transactions would ultimately increase stockholder value. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders.

                   ITEM 4 - ADOPTION OF 2013 STOCK OPTION PLAN

As of December 24, 2013, the Board adopted the 2013 Stock Option Plan.

SUMMARY OF THE 2013 STOCK OPTION PLAN

The following is a summary of the material features of the 2013 Stock Option Plan and is qualified in its entirety by reference to the full text of the 2013 Stock Option Plan, which is attached hereto as Exhibit C. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the 2013 Stock Option Plan.

PURPOSES OF THE 2013 STOCK OPTION PLAN

The purpose of the 2013 Stock Option Plan is to further our growth and financial success by providing additional incentives to selected employees, directors and consultants of us and our Affiliates (referred to collectively as "Eligible Persons") by providing incentives for Eligible Persons to exert maximum efforts for the success of us and our Affiliates. As of the date of this Information Statement, we and our Affiliates have one employee who is also a director and four consultants who are also directors.

ADMINISTRATION

The 2013 Stock Option Plan is administered by the Board unless delegated to a committee of not fewer than three disinterested administrators, of which at least two are members of the Board (either the Board or such committee, as applicable, referred to as the "Committee"). The Committee has the authority to determine the specific terms and conditions of all awards granted under the 2013 Stock Option Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares, and the recipients of awards ("Participants"), and the applicable vesting criteria. The Committee has discretion to make all other determinations necessary or advisable for the administration of the 2013 Stock Option Plan.

SHARES SUBJECT TO THE PLAN

We are required to reserve 50,000,000 shares of Common Stock for awards under the 2013 Stock Option Plan. The shares may be unissued shares or reacquired shares, bought on the market or otherwise. To the extent any stock options expire or terminate without having been exercised in full, the shares underlying such stock options shall revert to and again become available for issuance under the 2013 Stock Option Plan. The last trade of our Common Stock on the OTCQB on December 23, 2013 occurred at a price of $0.0054.

ELIGIBILITY

Options intended to qualify as "incentive stock options" as defined under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") may be granted only to employees of us or our Affiliates and in accordance with regulations promulgated under the Code for incentive stock options. All other stock options may be granted to Eligible Persons except where such grants would not comply with applicable securities laws.

Options shall be designated as either incentive stock options or non-statutory stock options (i.e., options not intended to qualify as incentive stock options) and shall have a term of not more than ten years from the grant date. To the extent that the aggregate fair market value of Common Stock (determined at grant date) with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of us and our Affiliates) exceeds $100,000, the options or portions thereof that exceed such limit (according to the order of grant) shall be treated as non-statutory stock options.

The exercise price of incentive stock options shall not be less than 100% (and in the case of incentive stock options granted to 10% or greater stockholders of us or our Affiliates, not less than 110%) of the fair market value of the Common Stock on the grant date.

The exercise price may be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check at the time of exercise; (ii) by the delivery to us of other Common Stock not acquired from us or otherwise held by the Participant for more than six months;
(iii) by an interest-bearing promissory note; or (iv) in any other form of legal consideration acceptable to the Board.

Options shall vest as the Committee may deem appropriate, and the vesting provisions of individual options may vary. Generally, options are expected to vest immediately upon issuance.

CAPITALIZATION ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; ASSETS SALE, MERGER, CONSOLIDATION OR REVERSE MERGER

The Committee shall adjust the number of shares of Common Stock subject to the 2013 Stock Option Plan, the maximum limits on the number of shares of Common Stock subject to award to any person, and each award outstanding in the case of any subdivision, consolidation, stock dividend, exchange of shares, or other such changes in our capital structure.

All stock options shall terminate immediately prior to any event of our dissolution or liquidation.

In the case of any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of shares of Common Stock equal to the shares subject to the option would have been entitled by reason of such merger or consolidation.

AMENDMENT, TERMINATION OR SUSPENSION OF THE 2013 STOCK OPTION PLAN AND OPTION AWARDS

The Committee may terminate, suspend, or amend the 2013 Stock Option Plan at any time, subject to applicable law. If necessary to comply with any applicable law any such amendment will be subject to stockholder approval. We will obtain stockholder consent prior to amending the 2013 Stock Option Plan to (i) increase the number of shares subject to the 2013 Stock Option Plan; (ii) decrease the price at which options thereunder may be granted; (iii) materially increase

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
benefits to Participants; or (iv) change the class of Eligible Persons. Provided, however, that no action may impair the rights of any Participant under any Stock Award, without his or her written consent.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain tax consequences of certain transactions under the 2013 Stock Option Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

Under the Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to awards (subject to the Participant's overall compensation being reasonable, and to the discussion below with respect to Code
Section 162(m)). For Participants, the expected tax consequences of awards are as follows:

NON-STATUTORY STOCK OPTIONS

A Participant will not recognize income at the time a non-statutory stock option is granted. At the time a non-statutory stock option is exercised, the Participant will recognize ordinary income in an amount equal to the excess of
(i) the fair market value of the shares of Common Stock issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-statutory stock option, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

INCENTIVE STOCK OPTIONS

A Participant will not recognize income upon the grant of an incentive stock option. There are generally no tax consequences to the Participant upon exercise of an incentive stock option (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the incentive stock option was granted or within one year after the incentive stock option was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a "disqualifying disposition" occurs and (i) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the incentive stock option and (ii) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

SPECIAL TAX PROVISIONS

Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of us might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code Section 280G, and the Participant may be subject to a 20% excise tax and we may be denied a tax deduction. Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Code Section 162(m) in certain circumstances.

GENERAL TAX LAW CONSIDERATIONS

The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2013 Stock Option Plan and the disposition of shares issued thereunder in existence as of the date of this proxy statement. Special rules may apply to our officers, directors or greater than ten percent stockholders. Participants in the 2013 Stock Option Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

NEW PLAN BENEFITS

No options are currently outstanding. All options under the 2013 Stock Option Plan will be granted at the discretion of the Board and, therefore, are not yet determinable.

                ITEM 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

As part of the Written Consent, our stockholders cast an advisory vote on the compensation of our named executive officers disclosed under "Executive Compensation" in Item 1 - Election of Directors," commonly referred to as the "say-on-pay" vote, as required under Section 14A of the Exchange Act. While this vote is non-binding, we value the opinions of stockholders and will consider the outcome of this vote when making future compensation decisions.

The Board believes that the objectives of our executive compensation program are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement.

        ITEM 6 - ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
                           ON EXECUTIVE COMPENSATION

As part of the Written Consent, our stockholders voted to recommend, in a non-binding vote, whether the advisory stockholder vote on the compensation of our named executive officers should occur every one, two or three years, as required under Section 14A of the Exchange Act. While this vote is non-binding, we value the opinions of stockholders and will consider the outcome of the vote when considering the frequency of future advisory stockholder votes on executive compensation.

We believe, and our stockholders so voted, that a three-year frequency for the advisory stockholder vote on executive compensation is most consistent with the objectives of our executive compensation programs. We believe the best way for stockholders to evaluate our performance is over a three-year period because our executive compensation programs are designed to motivate and reward long-term performance. A three-year time period will provide stockholders with a long-term view of whether our executive compensation programs are achieving their objectives.

We continuously evaluate our executive compensation programs and make prudent changes when necessary to ensure alignment with stockholder interests. Stockholders can provide us their views on executive compensation matters during the interval between stockholder advisory votes. We welcome stockholder input on our executive compensation matters, and stockholders are able to reach out directly to the Board to express their views on executive compensation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based solely on our review of the SEC's EDGAR database, copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended August 31, 2013, the following delinquencies have occurred:

                                                           No. of
                                               No.      Transactions      Known
                                             of Late    Not Filed on    Failures
 Name and Affiliation                        Reports    Timely Basis     to File
 --------------------                        -------    ------------     -------
Benny R. Powell, Chief Executive Officer,
President, Chief Financial Officer,
Secretary, Director                              4          27             None

David Campiti, Chief Operations Officer,
Director                                         1          0              None

Chris Crosby, Chief Technology Officer,
Director                                         3          1              None

Isen Robbins, Chief Intellectual Property
Officer, Director                                1          0              None

Aimee Schoof, Chief Business Development
Officer, Director                                1          0              None

                              STOCKHOLDER PROPOSALS

Our Annual Meeting of Stockholders for the fiscal year ended August 31, 2015 (the "2015 Annual Meeting"), if held, is expected to be held on or about January 16, 2015, and stockholders having proposals that they desire to present at our 2015 Annual Meeting of Stockholders should, if they desire that such proposals be included in our proxy statement and proxy relating to such meeting, submit such proposals in time to be received by us not later than September 19, 2014. To be included, all submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act, and the Board directs the close attention of interested stockholders to that rule. Proposals should be mailed to Benny R. Powell, President and CEO, Red Giant Entertainment, Inc., 614 E. Hwy 50, Suite 235, Clermont, Florida 34711.

Dated: December 24, 2013
                                       By Order of the Board of Directors

                                       /s/ Benny Powell
                                       -----------------------------------
                                       Benny R. Powell
                                       President and CEO

                                    EXHIBIT A

                            MAJORITY WRITTEN CONSENT
                  IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

                         RED GIANT ENTERTAINMENT, INC.,
                              A NEVADA CORPORATION
                            IN LIEU OF ANNUAL MEETING

     The undersigned stockholders, constituting the majority stockholders of Red Giant Entertainment, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Section 78.320 of the Nevada Revised Statutes and the Bylaws of the Corporation, and with the understanding that the execution of this consent is in lieu of holding an annual stockholders' meeting, do hereby adopt the following resolutions:

APPROVAL OF MINUTES

     RESOLVED, that the minutes of the prior meetings and written consents of the stockholders of this Corporation, there being no objections, corrections, or modifications thereto offered, are hereby approved and adopted.

ELECTION OF DIRECTORS

     WHEREAS, there are five authorized seats of the Board of Directors of the Corporation (the "Board"); and

     WHEREAS, the majority stockholders deem it to be in the best interests of the Corporation to elect the following individuals to the Board, all of whom have been nominated by the Board:

         Benny R. Powell
         David Campiti
         Chris Crosby
         Isen Robbins
         Aimee Schoof

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the following individuals are hereby elected to serve as members of the Board until the next Annual Meeting of Stockholders and until their successors shall be elected and shall qualify:

         Benny R. Powell
         David Campiti
         Chris Crosby
         Isen Robbins
         Aimee Schoof

RATIFICATION OF AUDITOR

     WHEREAS, the Board has approved the re-appointment of Messineo & Co., CPAs, LLC ("M&Co.") as the Corporation's independent auditors for the fiscal year ending August 31, 2014;

     WHEREAS, M&Co. has served as the Corporation's independent auditors since April 5, 2013; and

     WHEREAS, the majority stockholders deem it in the best interests of the Corporation to approve and ratify the Board's appointment of M&Co. as the Corporation's independent auditors for the fiscal year ending August 31, 2014.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby approve and ratify the appointment of M&Co. as the Corporation's independent auditors for the fiscal year ending August 31, 2014, to make an audit of the books and accounts of the Corporation for such fiscal year and to make a report as of the last day of such fiscal year, at a remuneration to be fixed by the Board; the scope of such audit to be fixed and determined by the Board of Directors.

INCREASE IN AUTHORIZED STOCK

     WHEREAS, the majority stockholders have been presented with a proposed Certificate of Amendment to the Articles of Incorporation of Red Giant Entertainment, Inc. (the "Certificate") in substantially the form attached hereto as Exhibit 1;

     WHEREAS, the Certificate increases the authorized shares of our Common Stock, par value $0.0001 per share (our "Common Stock") to 3,000,000,000 shares of Common Stock; and

     WHEREAS, the majority stockholders deem it to be in the best interest of the Corporation to approve the filing of the Certificate with the Nevada Secretary of State.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby approve the filing of the Certificate with the Nevada Secretary of State.

     RESOLVED FURTHER, that the officers and directors of the Corporation, and each of them, are authorized to perform any actions and execute any and all documents required to carry out this resolution.

APPROVAL OF 2013 STOCK OPTION PLAN

     WHEREAS, effective December 24, 2013, the Board of Directors adopted the Corporation's 2013 Stock Option Plan, a copy of which is attached hereto as
Exhibit 2 (the "Plan") to secure and retain the services of the employees, directors, and consultants of the Corporation and its affiliates;

     WHEREAS, the majority stockholders have deemed it to be in the best interests of the Corporation to approve the Plan for its employees, directors, and consultants; and

     WHEREAS, the undersigned stockholders have designed, directed the drafting of, reviewed, and approved, the Plan.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that, the Plan is approved and authorized by the Corporation effective as of December 24, 2013.

EXECUTIVE COMPENSATION

     WHEREAS, the majority stockholders have reviewed the compensation paid to the Corporation's officers, as disclosed pursuant to Item 402 of Regulation S-K (the "Executive Compensation") and desire to cast an advisory vote approving the Executive Compensation.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, the majority stockholders hereby cast an advisory vote approving the Executive Compensation.

FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

     WHEREAS, the majority stockholders have considered whether an advisory stockholder vote on the compensation of our named executive officers should occur every one, two or three years.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, the majority stockholders hereby cast an advisory vote that an advisory vote on the compensation of our named executive officers should occur every three years.

RATIFICATION OF ACTIONS

     RESOLVED, that all actions taken by the officer and directors of the Corporation since the last meeting of the stockholders be, and they hereby are, ratified, approved and confirmed in all respects; except those acts which are violations of law, public policy or the fiduciary duty existing between said persons and the Corporation.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned stockholders, constituting the majority stockholders of the Corporation, has executed this Majority Written Consent as of December 24, 2013.

                                       Number of Voting         Percent of
Stockholders                             Shares Held           Voting Shares
------------                             -----------           -------------


/s/ Benny Powell
-----------------------------
Benny R. Powell                          146,801,600               29.95%


/s/ David Campiti
-----------------------------
David Campiti                             43,300,000                9.46%


/s/ Chris Crosby
-----------------------------
Chris Crosby                              34,640,000                7.57%


/s/ Isen Robbins
-----------------------------
Isen Robbins                              43,300,000                9.46%


/s/ Aimee Schoof
-----------------------------
Aimee Schoof                              43,300,000                9.46%

TOTAL:                                   311,340,600               63.51%

                                    EXHIBIT B

          FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
206 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

                                                          Filed in the office of

Certificate of Amendment                                  /s/ Ross Miller
(PURSUANT TO NRS 78.385 AND 78.390)                       ROSS MILLER
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation:

Red Giant Entertainment, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 4, Section 4.1 is hereby deleted and replaced with the following:

The aggregate number of shares that the Corporation shall have authority to issue is THREE BILLION ONE HUNDRED MILLION (3,100,000,000) shares, consisting of
(i) THREE BILLION (3,000,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and ONE HUNDRED MILLION (100,000,000) shares of preferred stock, par value $0.0001 per share (the "preferred stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 311,340,600

4. Effective date of filing (optional): Date:                     Time:
                  (must be no later than 90 days after the certificate is filed)


5. Signature (Required)


------------------------------
Officer of Officer

* If any proposed amendment would alter or change any preferences or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

                                    EXHIBIT C

                          RED GIANT ENTERTAINMENT, INC.

                             2013 STOCK OPTION PLAN

1. Purpose

This Stock Option Plan (the "Plan") is intended to further the growth and financial success of Red Giant Entertainment, Inc., a Nevada corporation (the "Company") by providing additional incentives to selected employees, directors, and consultants to the Company or parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in
Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Company (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

2. Administration

The Plan shall be administered by the Board of Directors of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three members (the "Committee"), at least two of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to optionholders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

3. Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

     (a) Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Company or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Company. Payment of a director fee shall not be sufficient to constitute employment by the Company. Any grant of option to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Act shall comply with the requirements of Rule 16b-3. An optionee may hold more than one Option.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Company or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

     (b) Nonstatutory Option. The provisions of the foregoing Section 3(a) shall not apply to any option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4. Stock

The stock subject to Options shall be the shares of the Company's authorized but unissued or reacquired Common Stock (the "Stock").

     (a) Number of Shares. Subject to adjustment as provided in Section 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed 50,000,000 shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

     (b) Reservation of Shares. The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5. Terms and Conditions of Options

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

     (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

     (b) Option Price: Each Option shall state the Option Price, which shall be determined as follows:

          (i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, ("10% Holder") shall have an Option Price of no less than 110% of the fair market value of the common stock as of the date of grant;

          (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option price of no less than 100% of the fair market value of the common stock as of the date of grant; and

          (iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option Price determined by the Board as of the date of grant.

For the purposes of this Section 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

     (c) Medium and Time of Payment: To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check,
(ii) by delivery of other common stock of the Company, provided such tendered stock was not acquired directly or indirectly from the Company, or, if acquired from the Company, has been held by the Optionee for more than six months, (iii) by the Optionee's promissory note in a form satisfactory to the Company and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than the then applicable federal rate per annum, or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

     (d) Term and Exercise of Options: Any Option granted to a 10% Holder shall become exercisable over a period of no longer than five years. Any Option otherwise granted to an Employee of the Company shall become exercisable over a period of no longer than ten years. No less than 20% of the shares covered by any Option granted shall become exercisable annually and no Option shall be exercisable, in whole or in part, prior to one year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

     (e) Termination of Status as Employee, Director, or Consultant: If Optionee's status as an employee, director, or consultant shall terminate for any reason, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time after such termination during the remaining term of the Option; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee's termination was caused by permanent disability within the meaning of
Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment of an Optionee with or without cause.

     (f) Death of Optionee: If an Optionee dies while employed or engaged as a director or consultant by the Company or an Affiliate, the portion of such Optionee's Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee's death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

     (g) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

     (h) Recapitalization: Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

Subject to any required action by the stockholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing 30 days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Section 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

     (i) Rights as a Stockholder: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(h) hereof.

     (j) Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

Notwithstanding the foregoing provisions of this Section 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

     (k) Investment Intent: Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent, all in such form and substance as the Company may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

     (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Sections 5(e), 5(f) and

5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

     (m) Other Provisions: The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed.

6. Availability of Information

During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than 120 days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the stockholders of the Company.

7. Effectiveness of Plan; Expiration

Subject to approval by the stockholders of the Company, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on December 23, 2023 but such expiration shall not affect the validity of outstanding Options.

8. Amendment and Termination of the Plan

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9. Indemnification of Board

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

10. Application of Funds

The proceeds received by the Company from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11. No Obligation to Exercise Option

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12. Notices

All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

13. Financial Statements

Optionees under this Plan have the right to receive, upon request, annual financial statements regarding the Company during the period the options are outstanding.

The foregoing Plan was duly adopted and approved by the Board of Directors on December 24, 2013 and approved by the stockholders of the Company on December 24, 2013, to be effective on the 21st day after the mailing to the stockholders of the definitive information statement on Schedule 14C regarding adoption of the Plan by the stockholders.

                                             /s/ Benny R. Powell
                                             ----------------------------------
                                             Benny R. Powell, Secretary

                          RED GIANT ENTERTAINMENT, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, ____, by and between Red Giant Entertainment, Inc., a Nevada corporation ("Company"), and ________________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

     WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2013 Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

     WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option;

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, ___________ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $____ per Share, such price being determined in accordance with the Plan.

     2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, [five/ten] years from the date hereof. This Option shall earlier terminate as set forth in Sections 5 and 6 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

     3. Vesting of Option. Subject to the provisions of Sections 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

     4. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

     (a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A; and

     (b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

     (i) Cash or check made payable to the Company; or

     (ii) A promissory note payable to the Company, but only to the extent authorized by the Company.

     Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time the Option is exercised, then the Exercise Price may also be paid as follows:

     (iii) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

     (iv) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a "cashless exercise transaction").

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have been acquired at the time this Option was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have commenced on the date this Option was issued.

     (v) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                                    A

     Where X = the number of shares of Common Stock to be issued to the Optionee

     Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

     A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

     B =  Exercise Price (as adjusted to the date of such calculation)

     (c) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

     (d) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State and local income and employment tax withholding requirements applicable to the Option exercise, if any.

     (e) If requested, execute and deliver to the Company a written statement as provided for in Section 11 hereof.

     5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee, director, or consultant of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee's termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or engagement.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Section 2 hereof.

     6. Death of Optionee. If the Optionee shall die while an employee, director, or consultant of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

     7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in
Section 8 hereof.

     8. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing 30 days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Section 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

     9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

     10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Section 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

     11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

     12. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

     13. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         Red Giant Entertainment, Inc.,
                         a Nevada  corporation

                         --------------------------------
                         BY:  Benny R. Powell
                         ITS: President

                         --------------------------------
                         , Optionee

                                   Appendix A

                               NOTICE OF EXERCISE

Red Giant Entertainment, Inc.
614 E. Hwy 50 #235
Clermont, FL  34711

     (1) [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of Red Giant Entertainment, Inc., a Nevada corporation (the "Company") pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 4(b)(iv) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                  ------------------------
                  (Name)

                  ------------------------

                  ------------------------
                 (Address)

     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.


-----------------------------------          -----------------------------------
(Date)                                       (Signature)

                                             -----------------------------------
                                             (Print name)

                          RED GIANT ENTERTAINMENT, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, ____, by and between Red Giant Entertainment, Inc., a Nevada corporation ("Company"), and _____________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

     WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2013 Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

     WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a "Qualified Stock Option");

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, _______ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $____ per Share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof and as determined by the Board of Directors of the Company.

     2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, [five/ten] years from the date hereof. This Option shall earlier terminate as set forth in Sections 5 and 6 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

     3. Vesting of Option. Subject to the provisions of Sections 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

     4. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

     (a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A; and

     (b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

          (i) Cash or check made payable to the Company; or

          (ii) A promissory note payable to the Company, but only to the extent authorized by the Company.

Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time the Option is exercised, then the Exercise Price may also be paid as follows:

          (iii) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

          (iv) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a "cashless exercise transaction").

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have been acquired at the time this Option was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have commenced on the date this Option was issued.

          (v) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                                    A

     Where X = the number of shares of Common Stock to be issued to the Optionee

           Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

           A = the Fair Market Value of one share of the Company's
               Common Stock (at the date of such calculation)

           B = Exercise Price (as adjusted to the date of such calculation)

     (f) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

     (g) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State and local income and employment tax withholding requirements applicable to the Option exercise, if any.

     (h) If requested, execute and deliver to the Company a written statement as provided for in Section 11 hereof.

     5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee's termination was caused by permanent disability within the meaning of
Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Section 2 hereof.

     6. Death of Optionee. If the Optionee shall die while an employee of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this option has not previously been exercised by Optionee.

     7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in
Section 8 hereof.

     8. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing 30 days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Section 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

     9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

     10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Section 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

     11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee (either such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Company that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

     12. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

     13. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   RED GIANT ENTERTAINMENT, INC.,
                                   a Nevada  corporation

                                   --------------------------------
                                   BY: Benny R. Powell
                                   ITS: President

                                   --------------------------------
                                   , Optionee

                                   Appendix A

                               NOTICE OF EXERCISE

Red Giant Entertainment, Inc.
614 E. Hwy 50 #235
Clermont, FL  34711

     (1) [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of Red Giant Entertainment, Inc., a Nevada corporation (the "Company") pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 4(b)(iv) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                     ------------------------
                                     (Name)

                                     ------------------------

                                     ------------------------
                                     (Address)

     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to

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
do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

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(Date)                                       (Signature)

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                                             (Print name)


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